Exhibit 4.2

HF SINCLAIR CORPORATION

AS ISSUER

and

COMPUTERSHARE TRUST COMPANY, N.A.

AS TRUSTEE

FIRST SUPPLEMENTAL INDENTURE

Dated as of April 27, 2022

to

Indenture dated as of April 27, 2022

2.625% Senior Notes due 2023

5.875% Senior Notes due 2026

4.500% Senior Notes due 2030

i

Exhibit A-1	Form of the 2.625% Senior Notes due 2023
Exhibit A-2	Form of the 5.875% Senior Notes due 2026
Exhibit A-3	Form of the 4.500% Senior Notes due 2030
Exhibit B	Form of Certificate of Transfer
Exhibit C	Form of Certificate of Exchange

ii

THIS FIRST SUPPLEMENTAL INDENTURE, dated as of April 27, 2022 (this “First Supplemental Indenture”), is between HF Sinclair Corporation, a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., a national banking association, as trustee (the “Trustee”).

RECITALS:

WHEREAS, the Company has executed and delivered to the Trustee an Indenture, dated as of April 27, 2022 (the “Base Indenture”), providing for the issuance by the Company from time to time of its debentures, notes, or other evidences of indebtedness, in one or more series unlimited as to principal amount (the “Securities”); and

WHEREAS, the Base Indenture, as amended and supplemented from time to time, including without limitation pursuant to this First Supplemental Indenture, shall be referred to herein as the “Indenture”; and

WHEREAS, the Company has duly authorized and desires to cause to be issued pursuant to the Indenture, three series of Securities to be designated as the “2.625% Senior Notes due 2023” (the “2023 Notes”), the “5.875% Senior Notes due 2026” (the “2026 Notes”) and the “4.500% Senior Notes due 2030” (the “2030 Notes” and, together with the 2023 Notes and the 2026 Notes, the “Notes”), each having terms as set forth in this First Supplemental Indenture; and

WHEREAS, the Company desires to cause the issuance of each series of the Notes pursuant to Sections 3.01 and 3.03 of the Base Indenture, which sections permit the execution of indentures supplemental thereto to establish the form and terms of Securities of any series; and

WHEREAS, the Company has requested that the Trustee join in the execution of this First Supplemental Indenture to establish the form and terms of each series of the Notes; and

WHEREAS, all things necessary have been done to make the Notes, when issued and executed by the Company and authenticated and delivered under the Indenture, the valid obligations of the Company, and to make this First Supplemental Indenture a valid agreement of the Company, enforceable in accordance with the terms hereof;

NOW, THEREFORE, the Company and the Trustee hereby agree that the following provisions shall amend and supplement the Base Indenture, but only in relation to each applicable series of the Notes to the extent specified herein, and not to any other series of Securities that are or may be outstanding under the Base Indenture:

Article I

THE NOTES

Section 1.1 Form.

The 2023 Notes and the related Trustee’s certificate of authentication shall be substantially in the respective forms thereof set forth in Exhibit A-1 to this First Supplemental Indenture, the 2026 Notes and the related Trustee’s certificate of authentication shall be substantially in the respective forms thereof set forth in Exhibit A-2 to this First Supplemental Indenture, and the 2030 Notes and the related Trustee’s certificate of authentication shall be substantially in the respective forms thereof set forth in Exhibit A-3 to this First Supplemental Indenture, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as the Company may deem appropriate or as may be required or appropriate to comply with any laws or with any rules made pursuant thereto or with the rules of any securities exchange or automated quotation system on which such Notes may be listed or traded, or to conform to general usage, or as may, consistently with the Indenture, be determined by the officers executing such Notes, as evidenced by their execution thereof.

Exhibits A-1, A-2 and A-3 are hereby incorporated into this First Supplemental Indenture. The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this First Supplemental Indenture, and to the extent applicable, the Company and the Trustee, by their execution and delivery of this First Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Note conflicts with the express provisions of this First Supplemental Indenture, the provisions of this First Supplemental Indenture shall govern and be controlling.

The Notes of each series shall be issued upon original issuance in whole in the form of one or more global Securities (“Global Notes”) as provided in the Base Indenture and as set forth in Article III hereof. Each Global Note shall represent such aggregate principal amount of the Outstanding Notes of the applicable series as shall be specified therein and shall provide that it shall represent the aggregate principal amount of Outstanding Notes of such series from time to time endorsed thereon and that the aggregate principal amount of Outstanding Notes of such series represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Note to reflect the aggregate principal amount, or any increase or decrease in the aggregate principal amount, of Outstanding Notes of a series represented thereby shall be made by the Trustee in accordance with written instructions, or such other form of instructions as is customary for the Depository, from the Depository or its nominee on behalf of any Person having a beneficial interest in the Global Note. The Company initially appoints The Depository Trust Company to act as Depository with respect to the Global Notes.

Section 1.2 Title, Amount, Stated Maturity and Interest.

There are hereby established three new series of Securities to be issued under the Indenture, which are designated as the “2.625% Senior Notes due 2023”, the “5.875% Senior Notes due 2026” and the “4.500% Senior Notes due 2030.”

The Trustee shall initially authenticate and deliver for original issue on the date hereof (a) (i) 2023 Notes in an initial aggregate principal amount of $290,348,000, (ii) 2026 Notes in an initial aggregate principal amount of $797,100,000, and (iii) 2030 Notes in an initial aggregate principal amount of $325,034,000, and (b) upon consummation of the Registered Exchange Offer for each such series of Initial Notes pursuant to the Registration Rights Agreement, Exchange Notes of the applicable series in exchange for Initial Notes accepted for exchange in such Registered Exchange Offer, in each case upon delivery to the Trustee of a Company Order for the authentication and delivery of such Notes.

The aggregate principal amount of the Notes of each series that may be authenticated and delivered pursuant to the Indenture is unlimited. The aggregate principal amount of the Notes of any series to be issued under the Indenture may be increased at any time, and the Notes of any series may be reopened for issuances of additional Notes of such series, upon a Company Order, without the consent of any Holder and without any further supplement or amendment to the Indenture; provided that if such additional Notes are not fungible with the Notes of the applicable series issued on the date of this First Supplemental Indenture for U.S. federal income tax purposes, such additional Notes shall have a separate CUSIP number. Each such Company Order for the issuance of additional Notes shall specify the series and principal amount of the Notes to be authenticated, the date on which the additional Notes are to be authenticated, and the name or names of the initial Holder or Holders thereof. The Notes of each series issued on the date of this First Supplemental Indenture and any additional Notes of such series that may be issued after such date shall be part of the same series of Securities for all purposes under the Indenture.

The Stated Maturity of the 2023 Notes shall be October 1, 2023. The Stated Maturity of the 2026 Notes shall be April 1, 2026. The Stated Maturity of the 2030 Notes shall be October 1, 2030.

The rate at which the Notes of each series shall bear interest, the date from which such interest shall accrue, the dates on which interest shall be payable and the Regular Record Date for interest payable on any Interest Payment Date, in each case, shall be as set forth in the form of the Notes of such series attached as Exhibits A-1, A-2 or A-3, as applicable, to this First Supplemental Indenture. All payments of principal of, premium, if any, and interest due on any Notes represented by Global Notes on any Interest Payment Date or at Maturity, will be made available to the Trustee by 11:00 a.m., New York City time, on such date, unless such date falls on a day that is not a Business Day, in which case such payments will be made available to the Trustee by 11:00 a.m., New York City time, on the next Business Day. As soon as practicable thereafter, the Trustee will make such payments to the Depository.

Section 1.3 Security Registrar and Paying Agent.

The Company initially appoints the Trustee as Security Registrar and Paying Agent with respect to each series of Notes. The office or agency where Notes may be presented for registration of transfer or exchange and the Place of Payment for the Notes shall initially be the Corporate Trust Office of the Trustee.

Section 1.4 Additional Interest.

In the event that a Registration Default (as defined in the Registration Rights Agreement) occurs with respect to a series of Notes, the Company may be required to pay Additional Interest, in addition to the interest otherwise due, to the Holders of such Notes as provided in the Registration Rights Agreement. Any Additional Interest due pursuant to the Registration Rights Agreement will be payable in cash on the regular interest payment dates with respect to the

Notes and in the same manner and to the same persons as ordinary interest. All references in this First Supplemental Indenture or the Notes to “interest” shall be deemed to include Additional Interest then owed, if any, unless the context requires otherwise. The Trustee shall have no duty whatsoever to determine whether any Additional Interest is payable or the amount thereof.

Article II

CERTAIN COVENANTS

Section 2.1 Offer to Purchase 2023 Notes or 2030 Notes upon a Change of Control.

In addition to the foregoing covenants and the other covenants in the Base Indenture, the following covenant shall apply with respect to the 2023 Notes and the 2030 Notes. For the avoidance of doubt, none of the provisions of this Section 2.1 shall be applicable to the 2026 Notes.

(1) If a Change of Control Triggering Event occurs with respect to the 2023 Notes or the 2030 Notes, each Holder of such Notes will have the right, except as provided below in this Section 2.1, to require the Company to purchase all or any part (in a principal amount of $2,000 or equal to integral multiples of $1,000 in excess thereof) of such Holder’s Notes of such series at a purchase price in cash equal to 101% of the principal amount of such Notes plus accrued and unpaid interest, if any, to the date of purchase (subject to the right of holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date).

(2) Within 30 days following any Change of Control Triggering Event with respect to the 2023 Notes or the 2030 Notes, the Company will send a notice (the “Change of Control Offer”) to each Holder of such Notes, with a copy to the Trustee, stating:

(a) that a Change of Control Triggering Event has occurred with respect to such Notes and that such Holder has the right to require the Company to purchase such Holder’s Notes of such series at a purchase price in cash equal to 101% of the principal amount of such Notes plus accrued and unpaid interest, if any, to the date of purchase (subject to the right of Holders of record on a record date to receive interest on the relevant Interest Payment Date) (the “Change of Control Payment”);

(b) the repurchase date (which shall be no earlier than 30 days nor later than 60 days from the date such notice is sent) (the “Change of Control Payment Date”);

(c) that any Note not properly tendered will remain outstanding and continue to accrue interest;

(d) that unless the Company defaults in the payment of the Change of Control Payment, all Notes accepted for payment pursuant to the Change of Control Offer will cease to accrue interest on the Change of Control Payment Date;

(e) that Holders electing to have any such Notes in certificated form purchased pursuant to a Change of Control Offer will be required to surrender such Notes, with the form entitled “Option of Holder to Elect Purchase” on the reverse of such Notes completed, to the paying agent specified in the notice at the address specified in the notice prior to the close of business on the third Business Day preceding the Change of Control Payment Date;

(f) that Holders will be entitled to withdraw their tendered Notes and their election to require the Company to purchase such Notes, provided that the paying agent receives, not later than the close of business on the third Business Day preceding the Change of Control Payment Date, a telegram, facsimile transmission or letter setting forth the name of the Holder of the Notes, the principal amount of Notes tendered for purchase, and a statement that such Holder is withdrawing its tendered Notes and its election to have such Notes purchased;

(g) that if the Company is purchasing a portion of the Note of any Holder, the Holder will be issued a new Note of the applicable series equal in principal amount to the unpurchased portion of the Note surrendered, provided that the unpurchased portion of the Note must be equal to a minimum principal amount of $2,000 and an integral multiple of $1,000 in excess of $2,000; and

(h) the procedures determined by the Company, consistent with the Indenture, that a Holder must follow in order to have its Notes repurchased.

(3) On the applicable Change of Control Payment Date, the Company will, to the extent lawful:

(a) accept for payment all Notes or portions of Notes (in a principal amount of $2,000 or integral multiples of $1,000 in excess thereof) properly tendered pursuant to the Change of Control Offer and not properly withdrawn;

(b) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes accepted for payment; and

(c) deliver or cause to be delivered to the Trustee the Notes so accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being purchased by the Company.

(4) The Paying Agent will promptly mail or deliver to each Holder of Notes accepted for payment the Change of Control Payment for such Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book entry) to each Holder a new Note of the applicable series equal in principal amount to any unpurchased portion of the Note surrendered, if any; provided that each such new Note will be in a minimum principal amount of $2,000 or an integral multiple of $1,000 in excess of $2,000.

(5) Notwithstanding the foregoing, the Company is not required to make a Change of Control Offer upon a Change of Control Triggering Event with respect to a series of Notes if (a) a third party makes the Change of Control Offer with respect to such series in the manner, at the times and otherwise in compliance with this Section 2.1 applicable to a Change of Control Offer made by the Company and purchases all Notes of such series validly tendered and not properly withdrawn under such Change of Control Offer, (b) notice of redemption of all of the Outstanding Notes of such series has been given pursuant to Article III hereof, unless and until there is a default in payment of the applicable redemption price or (c) in connection with or in contemplation of any Change of Control, the Company has made an offer to purchase (an “Alternate Offer”) any and all Outstanding Notes of such series validly tendered at a cash price equal to or higher than the Change of Control Payment and has purchased all Outstanding Notes of such series properly tendered and not withdrawn in accordance with the terms of such Alternate Offer. A Change of Control Offer may be made in advance of a Change of Control Triggering Event, and conditioned upon the occurrence of a Change of Control Triggering Event, if a definitive agreement is in place for the Change of Control at the time of making the Change of Control Offer.

(6) The Company will comply, to the extent applicable, with the requirements of Rule 14e-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and any other securities laws or regulations in connection with the repurchase of Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with provisions of this Section 2.1, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under this Section 2.1 by virtue of its compliance with such securities laws or regulations.

(7) If Holders of not less than 90% in aggregate principal amount of the Outstanding Notes of a series validly tender and do not withdraw such Notes in a Change of Control Offer or an Alternate Offer and the Company, or any third party making a Change of Control Offer in lieu of the Company as described above, purchases all of such Notes validly tendered and not withdrawn by such Holders, the Company will have the right, upon not less than 10 nor more than 60 days’ prior notice, given not more than 30 days following such purchase pursuant to the Change of Control Offer or Alternate Offer described above, to redeem all such Notes that remain Outstanding following such purchase at a Redemption Price in cash equal to the applicable Change of Control Payment plus, to the extent not included in the Change of Control Payment, accrued and unpaid interest, if any, to the Redemption Date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date). Any redemption pursuant to this paragraph shall be made in compliance with Article IV hereof.

Article III

TRANSFER AND EXCHANGE

Section 3.1 Form of Initial Notes; Transfer and Exchange of Global Notes.

The Initial Notes of each series shall be issued to (i) QIBs and (ii) or to Persons other than U.S. Persons (as defined in Regulation S) (Non-“U.S. Persons”) in reliance on Regulation S. Initial Notes may thereafter be transferred to, among others, QIBs and Non-U.S. Persons subject to the restrictions on transfer set forth herein. Initial Notes initially issued pursuant to QIBs shall be issued initially in the form of one or more permanent global Securities in definitive, fully registered form (collectively, the “144A Global Notes”); and Initial Notes initially issued to non-U.S. Persons shall be issued initially in the form of one or more permanent global Securities in definitive, fully registered form (collectively, the “Regulations S Global Notes”), in each case without interest coupons and with the Global Note Legend and the applicable Private Placement

Legend which shall be deposited on behalf of the recipients of the Initial Notes represented thereby with the Trustee as custodian for the Depository and registered in the name of the Depository or a nominee of the Depository. The 144A Global Notes and the Regulation S Global Notes are collectively referred to herein as “Global Notes.” The aggregate principal amount of the Global Notes of each series may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depository or its nominee as hereinafter provided.

A Global Note may not be transferred except as a whole by the Depository to a nominee of the Depository, by a nominee of the Depository to the Depository or to another nominee of the Depository, or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository. All Global Notes will be exchanged by the Company for Definitive Notes of the applicable series if:

(1) the Company delivers to the Trustee notice from the Depository that it is unwilling or unable to continue to act as Depository or that it is no longer a clearing agency registered under the Exchange Act and, in either case, a successor Depository is not appointed by the Company within 90 days;

(2) the Company, at its option but subject to the Depository’s rules, determine that the Global Notes (in whole but not in part) should be exchanged for Definitive Notes and delivers a written notice to such effect to the Trustee; or

(3) there has occurred and is continuing a Default or Event of Default with respect to the Notes, and the Depository notifies the Trustee of its decision to exchange the Global Notes for Definitive Notes.

Upon the occurrence of any of the preceding events in (1), (2) or (3) above, Definitive Notes shall be issued in such names as the Depository shall instruct the Trustee. Global Notes also may be exchanged or replaced, in whole or in part, as provided in Sections 3.04 and 3.06 of the Base Indenture. Every Note authenticated and delivered in exchange for, or in lieu of, a Global Note or any portion thereof, pursuant to this Section 3.1 or Section 3.04 or 3.06 of the Base Indenture, shall upon receipt by Trustee of a Company Order, be authenticated and delivered in the form of, and shall be, a Global Note. A Global Note may not be exchanged for another Note other than as provided in this Section 3.1; however, beneficial interests in a Global Note may be transferred and exchanged as provided in Section 3.2 or 3.3 hereof.

Section 3.2 Transfer and Exchange of Beneficial Interests in the Global Notes.

The transfer and exchange of beneficial interests in the Global Notes will be effected through the Depository, in accordance with the provisions of this First Supplemental Indenture and the Applicable Procedures. Beneficial interests in the Restricted Global Notes will be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act of 1933, as amended (the “Securities Act”). Transfers of beneficial interests in the Global Notes also will require compliance with either subparagraph (1) or (2) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

(1) Transfer of Beneficial Interests in the Same Global Note. Beneficial interests in any Restricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Note in accordance with the transfer restrictions set forth in the Private Placement Legend. Beneficial interests in any Unrestricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note. No written orders or instructions shall be required to be delivered to the Security Registrar to effect the transfers described in this Section 3.2(1).

(2) All Other Transfers and Exchanges of Beneficial Interests in Global Notes. In connection with all transfers and exchanges of beneficial interests that are not subject to Section 3.2(1) above, the transferor of such beneficial interest must deliver to the Security Registrar either:

(a) both:

(i) a written order from a Participant or an Indirect Participant given to the Depository in accordance with the Applicable Procedures directing the Depository to credit or cause to be credited a beneficial interest in another Global Note in an amount equal to the beneficial interest to be transferred or exchanged; and

(ii) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase; or

(b) both:

(i) a written order from a Participant or an Indirect Participant given to the Depository in accordance with the Applicable Procedures directing the Depository to cause to be issued a Definitive Note in an amount equal to the beneficial interest to be transferred or exchanged; and

(ii) instructions given by the Depository to the Security Registrar containing information regarding the Person in whose name such Definitive Note shall be registered to effect the transfer or exchange referred to in (b)(i) above.

Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Notes contained in this First Supplemental Indenture and the Notes or otherwise applicable under the Securities Act, the Trustee shall adjust the principal amount of the relevant Global Note(s) pursuant to Section 3.7 hereof.

(3) Transfer of Beneficial Interests to Another Restricted Global Note. A beneficial interest in any Restricted Global Note may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Restricted Global Note if the transfer complies with the requirements of Section 3.2(2) above and the Security Registrar receives the following:

(a) if the transferee will take delivery in the form of a beneficial interest in the 144A Global Note, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof; and

(b) if the transferee will take delivery in the form of a beneficial interest in the Regulation S Global Note, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof.

(4) Transfer and Exchange of Beneficial Interests in a Restricted Global Note for Beneficial Interests in an Unrestricted Global Note. A beneficial interest in any Restricted Global Note may be exchanged by any holder thereof for a beneficial interest in an Unrestricted Global Note or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note if the exchange or transfer complies with the requirements of Section 3.2(2) above and the Security Registrar receives the following:

(a) if the holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Note, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (1)(a) thereof; or

(b) if the holder of such beneficial interest in a Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

and, in each such case, if the Security Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Security Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

If any such transfer is effected pursuant to this subsection at a time when an Unrestricted Global Note has not yet been issued, the Company shall issue and, upon receipt by Trustee of a Company Order in accordance with Section 3.03 of the Base Indenture, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the aggregate principal amount of beneficial interests transferred pursuant to this subsection.

Beneficial interests in an Unrestricted Global Note cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Note.

Section 3.3 Transfer or Exchange of Beneficial Interests for Definitive Notes.

(1) Beneficial Interests in Restricted Global Notes to Restricted Definitive Notes. Beneficial interests in Global Notes may be exchanged for Definitive Notes only as provided in Section 3.1 hereof. If, in accordance with Section 3.1, any holder of a beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Restricted Definitive Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Restricted Definitive Note, then, upon receipt by the Security Registrar of the following documentation:

(a) if the holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Restricted Definitive Note, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (2)(a) thereof;

(b) if such beneficial interest is being transferred to a QIB in accordance with Rule 144A, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

(c) if such beneficial interest is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;

(d) if such beneficial interest is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof;

(e) if such beneficial interest is being transferred to the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(b) thereof; or

(f) if such beneficial interest is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof, the Trustee shall cause the aggregate principal amount of the applicable Global Note to be reduced accordingly pursuant to Section 3.7 hereof, and the Company shall execute and the Trustee shall, upon receipt by Trustee of a Company Order, authenticate and deliver to the Person designated in the instructions a Definitive Note in the appropriate principal amount. Any Definitive Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this Section 3.3 shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Security Registrar through instructions from the Depository and the Participant or Indirect Participant. The Trustee shall deliver such Definitive Notes to the Persons in whose names such Notes are so registered. Any Definitive Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this Section 3.3(1) shall bear the Private Placement Legend and shall be subject to all restrictions on transfer contained therein.

(2) Beneficial Interests in Restricted Global Notes to Unrestricted Definitive Notes. A holder of a beneficial interest in a Restricted Global Note may exchange such beneficial interest for an Unrestricted Definitive Note or may transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note only if the Security Registrar receives the following:

(a) if the holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for an Unrestricted Definitive Note, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (1)(b) thereof; or

(b) if the holder of such beneficial interest in a Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Note, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

and, in each such case, if the Security Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Security Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

(3) Beneficial Interests in Unrestricted Global Notes to Unrestricted Definitive Notes. If any holder of a beneficial interest in an Unrestricted Global Note proposes to exchange such beneficial interest for a Definitive Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Definitive Note, then, upon satisfaction of the conditions set forth in Section 3.2(2) hereof, the Trustee will cause the aggregate principal amount of the applicable Global Note to be reduced accordingly pursuant to Section 3.7 hereof, and the Company will execute and the Trustee will, upon receipt of a Company Order, authenticate and deliver to the Person designated in the instructions a Definitive Note in the appropriate principal amount. Any Definitive Note issued in exchange for a beneficial interest pursuant to this Section 3.3(3) will be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest requests through instructions to the Security Registrar from or through the Depository and the Participant or Indirect Participant. The Trustee will deliver such Definitive Notes to the Persons in whose names such Notes are so registered. Any Definitive Note issued in exchange for a beneficial interest pursuant to this Section 3.3(3) will not bear the Private Placement Legend.

Section 3.4 Transfer and Exchange of Definitive Notes for Beneficial Interests.

(1) Restricted Definitive Notes to Beneficial Interests in Restricted Global Notes. If any Holder of a Restricted Definitive Note proposes to exchange such Note for a beneficial interest in a Restricted Global Note or to transfer such Restricted Definitive Notes to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Note, then, upon receipt by the Security Registrar of the following documentation:

(a) if the Holder of such Restricted Definitive Note proposes to exchange such Note for a beneficial interest in a Restricted Global Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (2)(b) thereof;

(b) if such Restricted Definitive Note is being transferred to a QIB in accordance with Rule 144A, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

(c) if such Restricted Definitive Note is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;

(d) if such Restricted Definitive Note is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof;

(e) if such Restricted Definitive Note is being transferred to the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(b) thereof; or

(f) if such Restricted Definitive Note is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof, the Trustee will cancel the Restricted Definitive Note, increase or cause to be increased the aggregate principal amount of, in the case of clause (a) above, the appropriate Restricted Global Note, in the case of clause (b) above, the 144A Global Note, and in the case of clause (c) above, the Regulation S Global Note.

(2) Restricted Definitive Notes to Beneficial Interests in Unrestricted Global Notes. A Holder of a Restricted Definitive Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Restricted Definitive Note to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note only if the Security Registrar receives the following:

(a) if the Holder of such Definitive Notes proposes to exchange such Notes for a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(c) thereof; or

(b) if the Holder of such Definitive Notes proposes to transfer such Notes to a Person who shall take delivery thereof in the form of a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

(c) and, in each such case, if the Security Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Security Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

Upon satisfaction of the conditions of any of the subparagraphs in this Section 3.4(2), the Trustee will cancel the Definitive Notes and increase or cause to be increased the aggregate principal amount of the Unrestricted Global Note.

(3) Unrestricted Definitive Notes to Beneficial Interests in Unrestricted Global Notes. A Holder of an Unrestricted Definitive Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Definitive Notes to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note at any time. Upon receipt of a request for such an exchange or transfer, the Trustee will cancel the applicable Unrestricted Definitive Note and increase or cause to be increased the aggregate principal amount of one of the Unrestricted Global Notes.

If any such exchange or transfer from a Definitive Note to a beneficial interest is effected pursuant to subparagraph (2) or (3) above at a time when an Unrestricted Global Note has not yet been issued, the Company will issue and, upon receipt of a Company Order in accordance with Section 3.03 of the Base Indenture the Trustee will authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of Definitive Notes so transferred.

Section 3.5 Transfer and Exchange of Definitive Notes for Definitive Notes.

Upon request by a Holder of Definitive Notes and such Holder’s compliance with the provisions of this Section 3.5, the Security Registrar will register the transfer or exchange of Definitive Notes. Prior to such registration of transfer or exchange, the requesting Holder must present or surrender to the Security Registrar the Definitive Notes duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Security Registrar duly executed by such Holder or by its attorney, duly authorized in writing. In addition, the requesting Holder must provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 3.5.

(1) Restricted Definitive Notes to Restricted Definitive Notes. Any Restricted Definitive Note may be transferred to and registered in the name of Persons who take delivery thereof in the form of a Restricted Definitive Note if the Security Registrar receives the following:

(a) if the transfer will be made pursuant to Rule 144A, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof;

(b) if the transfer will be made pursuant to Rule 903 or Rule 904, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof; and

(c) if the transfer will be made pursuant to any other exemption from the registration requirements of the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable.

(2) Restricted Definitive Notes to Unrestricted Definitive Notes. Any Restricted Definitive Note may be exchanged by the Holder thereof for an Unrestricted Definitive Note or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Definitive Note if the Security Registrar receives the following:

(a) if the Holder of such Restricted Definitive Notes proposes to exchange such Notes for an Unrestricted Definitive Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(d) thereof; or

(b) if the Holder of such Restricted Definitive Notes proposes to transfer such Notes to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Note, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

and, in each such case, if the Security Registrar so requests, an Opinion of Counsel in form reasonably acceptable to the Security Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

(3) Unrestricted Definitive Notes to Unrestricted Definitive Notes. A Holder of Unrestricted Definitive Notes may transfer such Notes to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note. Upon receipt of a request to register such a transfer, the Security Registrar shall register the Unrestricted Definitive Notes pursuant to the instructions from the Holder thereof.

Section 3.6 Legends.

The following legends will appear on the face of all Global Notes and Definitive Notes issued under this First Supplemental Indenture unless specifically stated otherwise in the applicable provisions of this First Supplemental Indenture.

(1) Private Placement Legend.

(a) Except as permitted by subparagraph (b) below, each Global Note and each Definitive Note (and all Notes issued in exchange therefor or substitution thereof) shall bear the legend in substantially the following form:

“THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER REPRESENTS THAT (A) IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, OR (B) IT IS NOT A “U.S. PERSON” AND IS OUTSIDE OF THE UNITED STATES (WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT) AND (2) AGREES FOR THE BENEFIT OF HF SINCLAIR CORPORATION THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN, EXCEPT IN ACCORDANCE WITH THE SECURITIES ACT AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ONLY: (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME

EFFECTIVE UNDER THE SECURITIES ACT, (C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (D) IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (2)(C) ABOVE OR (2)(D) ABOVE, A DULY COMPLETED AND SIGNED CERTIFICATE MUST BE DELIVERED TO THE TRUSTEE. PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (E) ABOVE, THE ISSUER RESERVES THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY RULE 144 EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.”

Notwithstanding the foregoing, any Global Note or Definitive Note issued pursuant to Sections 3.2(4), 3.3(2), 3.3(3), 3.4(2), 3.4(3), 3.5(2) and 3.5(3) hereof (and all Notes issued in exchange therefor or substitution thereof) will not bear the Private Placement Legend.

(b) The Company may instruct the Trustee in writing to cancel any Note and, upon receipt of a Company Order, authenticate an Exchange Note of like tenor and amount, registered in the name of the Holder thereof (or its transferee), that does not bear the Private Placement Legend, and the Trustee will comply with such instruction:

(i) if the Company determines (upon the advice of counsel and such other certifications and evidence as the Company may reasonably require) that a Note is eligible for resale pursuant to Rule 144 under the Securities Act (or a successor provision) and that the Restricted Legend is no longer necessary or appropriate in order to ensure that subsequent transfers of such Note (or a beneficial interest therein) are effected in compliance with the Securities Act; or

(ii) if a Note is sold pursuant to an effective registration statement, pursuant to the Registration Rights Agreement (if applicable) or otherwise; or

(iii) if a Note is exchanged for an Exchange Note pursuant to the Registered Exchange Offer;

provided, however, that in such circumstances, the Trustee shall require an Opinion of Counsel and an Officers’ Certificate prior to authenticating an Exchange Note.

(2) Global Note Legend. Each Global Note will bear a legend in substantially the following form:

“THIS GLOBAL NOTE IS HELD BY THE DEPOSITORY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (1) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO ARTICLE III OF THE FIRST SUPPLEMENTAL INDENTURE, (2) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 3.1 OF THE FIRST SUPPLEMENTAL INDENTURE, (3) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 3.09 OF THE BASE INDENTURE AND (4) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITORY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.”

Section 3.7 Cancellation and/or Adjustment of Global Notes.

At such time as all beneficial interests in a particular Global Note have been exchanged for beneficial interests in another Global Note or Definitive Notes, or a particular Global Note has been redeemed, repurchased or canceled in whole and not in part, each such Global Note will be returned to or retained and canceled by the Trustee in accordance with Section 3.09 of the Base Indenture. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note or for Definitive Notes, the principal amount of Notes represented by such Global Note will be reduced accordingly and an endorsement will be made on such Global Note by the Trustee or by the Depository at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note, such other Global Note will be increased accordingly and an endorsement will be made on such Global Note by the Trustee or by the Depository at the direction of the Trustee to reflect such increase.

Article IV

REDEMPTION

Section 4.1 Optional Redemption.

(1) At its option at any time prior to maturity, the Company may redeem all or any portion of the Notes of any series, at once or from time to time, in accordance with the provisions of Section 7 on the reverse of the relevant form of the Notes in Exhibit A-1, Exhibit A-2 or Exhibit A-3 hereto, as applicable. In addition, 2023 Notes and 2030 Notes may be redeemed as provided in clause (7) of Section 2.1 hereof.

(2) Any redemption pursuant to this Section 4.1 shall otherwise be made in accordance with the provisions of Article Twelve of the Base Indenture.

Article V

SUPPLEMENTAL INDENTURES

Section 5.1 Waivers or Supplemental Indentures With Consent of Holders.

With respect to the Notes, for the avoidance of doubt, notwithstanding any contrary provisions in Section 9.02 of the Base Indenture or any other provision of the Indenture, the Company’s obligation to make a Change of Control Offer with respect to the 2023 Notes or the 2030 Notes pursuant to Section 2.1 hereof may be waived or modified or terminated, including by supplemental indenture pursuant to Section 9.02 of the Base Indenture, with the consent of the Holders of a majority in principal amount of the Notes of such series then Outstanding (including consents obtained in connection with a tender offer or exchange offer for the Notes), whether before or after the occurrence of a Change of Control Triggering Event.

Article VI

MISCELLANEOUS PROVISIONS

Section 6.1 Definitions.

All capitalized terms used herein and not otherwise defined below shall have the meanings ascribed thereto in the Base Indenture. The following are additional definitions used in this First Supplemental Indenture:

“144A Global Note” means a Global Note substantially in the form of Exhibit A-1, Exhibit A-2 or Exhibit A-3 hereto, as applicable, bearing the Global Note Legend and the Private Placement Legend and deposited with or on behalf of and registered in the name of the Depository or its nominee, initially issued in a denomination equal to the outstanding principal amount of the Notes issued to QIBs eligible for resale under Rule 144A.

“2023 Notes” has the meaning set forth in the recitals hereto.

“2026 Notes” has the meaning set forth in the recitals hereto.

“2030 Notes” has the meaning set forth in the recitals hereto.

“Additional Interest” means additional interest that may be payable on the Initial Notes in respect of a Registration Default (as defined in the Registration Rights Agreement) under Section 4(d) of the Registration Rights Agreement.

“Applicable Procedures” means, with respect to any transfer or exchange of or for beneficial interests in any Global Note, the rules and procedures of the Depository, Euroclear and Clearstream that apply to such transfer or exchange.

“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” will be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning. For purposes of this definition, a Person shall not be deemed to Beneficially Own securities that are the subject of a stock purchase agreement, merger agreement or similar agreement until consummation of the transactions or, as applicable, series of related transactions contemplated thereby.

“Change of Control” means:

(1) any transaction as a result of which any “person” or “group” of related persons (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), becomes the Beneficial Owner, directly or indirectly, of more than 50% of the total voting power of the Voting Stock of the Company (for the purposes of this clause (1), such person or group shall be deemed to Beneficially Own any Voting Stock of the Company held by a parent entity, if such person or group Beneficially Owns, directly or indirectly, more than 50% of the total voting power of the Voting Stock of such parent entity);

(2) the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries taken as a whole to any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act); or

(3) the adoption by the shareholders of the Company of a plan or proposal for the liquidation or dissolution of the Company.

Notwithstanding the preceding, a Change of Control shall not be deemed to occur upon the consummation of any actions undertaken by the Company solely for the purpose of changing the Company’s legal structure. In addition, notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control under clause (1) above if (i) the Company becomes a direct or indirect wholly owned Subsidiary of a holding company and (ii) (A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction, or (B) (1) immediately following that transaction, the holders of the Company’s Voting Stock immediately prior to that transaction are the Beneficial Owners, directly or indirectly, of more than 50% of the Voting Stock of such holding company and (2) immediately following that transaction, no Person becomes the Beneficial Owner of Voting Stock representing 50% or more of the voting power of the total outstanding Voting Stock of such holding company.

“Change of Control Triggering Event” means, with respect to the 2023 Notes or the 2030 Notes, the occurrence of both a Change of Control and a Rating Decline with respect to such Notes.

“Definitive Notes” means a certificated Note registered in the name of the Holder thereof and issued in accordance with Article III hereof, substantially in the form of Exhibit A-1, Exhibit A-2 or Exhibit A-3 hereto, as applicable, except that such Note shall not bear the Global Note Legend and shall not have the “Schedule of Increases or Decreases in Global Note” attached thereto.

“Exchange Notes” means, with respect to each series of Notes, Notes of the applicable series issued by the Company pursuant to the Registered Exchange Offer or otherwise pursuant to an effective Registration and containing terms identical in all material respects to the Initial Notes for which they are exchanged except that (i) interest thereon shall accrue from the last date on which interest was paid on the Initial Notes or, if no such interest has been paid, interest thereon shall be deemed to have accrued, and shall be paid in an amount as if it had accrued, from April 1, 2022, (ii) the Exchange Notes will not contain the Private Placement Legend and will not contain terms with respect to transfer restrictions and (iii) the Exchange Notes will not contain terms with respect to the payment of Additional Interest for failure to comply with the Registration Rights Agreement.

“Global Note” means, individually and collectively, each of the Restricted Global Notes and the Unrestricted Global Notes deposited with or on behalf of and registered in the name of the Depository or its nominee, substantially in the form of Exhibit A-1, Exhibit A-2 or Exhibit A-3 hereto, as applicable, and that bears the Global Note Legend and that has the “Schedule of Increases or Decrease in Global Note” attached thereto, issued in accordance with Section 2.01 of the Base Indenture and Sections 3.2(3), 3.2(4) and 3.4(2) hereof.

“Indirect Participant” means a Person who holds a beneficial interest in a Global Note through a Participant.

“Initial Notes” means, with respect to each series of Notes, the Notes of such series issued on the date of this First Supplemental Indenture.

“Investment Grade Rating” means a rating of “Baa3” or higher by Moody’s or “BBB-” or higher by S&P, or the equivalent by any successor Rating Agency.

“Moody’s” means Moody’s Investors Service, Inc. or any successor to the rating agency business thereof.

“Notes” has the meaning set forth in the recitals hereto. The Initial Notes of each series, any additional Notes of such series issued in accordance with Section 1.1 hereof, and all Exchange Notes with respect to such series issued in exchange for such Initial Notes or any such additional Notes shall be treated as a single series for all purposes under the Indenture, and unless the context otherwise requires, all references to the Notes of a series shall include the Initial Notes of such series, any additional Notes of such series and any Exchange Notes with respect to such series.

“Participant” means, with respect to the Depository, Euroclear or Clearstream, a Person who has an account with the Depository, Euroclear or Clearstream, respectively (and, with respect to DTC, shall include Euroclear and Clearstream).

“QIB” means a “qualified institutional buyer” as defined in Rule 144A.

“Rating Agency” means each of S&P and Moody’s, or if S&P or Moody’s or both shall not make a rating on the 2023 Notes or 2030 Notes, as applicable, publicly available, a nationally recognized statistical rating agency or agencies, as the case may be, shall be selected by the Company and substituted for S&P or Moody’s, or both, as the case may be.

“Rating Decline” shall be deemed to have occurred in relation to the 2023 Notes or the 2030 Notes if, on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 30-day period following public notice of the occurrence of the Change of Control (which period shall be extended so long as the rating of such Notes is under publicly announced consideration for possible downgrade by either of the Rating Agencies and the other Rating Agency has either downgraded, or publicly announced that it is considering downgrading, such Notes), each of the Rating Agencies decreases its rating of such Notes by one or more gradations (including gradations within categories as well as between rating categories) to a rating that is below its rating of such Notes on the day immediately prior to the earlier of (i) the date of the first public announcement of the possibility of a proposed transaction that would result in a Change of Control or (ii) the date that the possibility of such transaction is disclosed to either of the Rating Agencies. Notwithstanding the foregoing, if such Notes have an Investment Grade Rating by each of the Rating Agencies on the day immediately prior to the earlier of (i) the date of the first public announcement of the possibility of a proposed transaction that would result in a Change of Control or (ii) the date that the possibility of such transaction is disclosed to either of the Ratings Agencies, then “Rating Decline” means a decrease in the ratings of such Notes by one or more gradations (including gradations within categories as well as between rating categories) by each of the Rating Agencies such that the rating of such Notes by each of the Rating Agencies falls below an Investment Grade Rating no later than 30 days following public notice of the occurrence of the Change of Control (which 30-day period shall be extended so long as the rating of such notes is under publicly announced consideration for possible downgrade by either of the Rating Agencies and the other Rating Agency has either downgraded, or publicly announced that it is considering downgrading, such Notes).

“Registered Exchange Offer” means the exchange offer by the Company of Exchange Notes for Initial Notes pursuant to the Registration Rights Agreement.

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of April 27, 2022, among the Company and Scotia Capital (USA) Inc., SMBC Nikko Securities America, Inc., Barclays Capital Inc., BofA Securities, Inc., MUFG Securities Americas Inc., Wells Fargo Securities, LLC, TD Securities (USA) LLC and Truist Securities, Inc., as the Dealer Managers for the Notes.

“Regulation S” means Regulation S promulgated under the Securities Act.

“Regulation S Global Note” means a Global Note substantially in the form of Exhibit A-1, Exhibit A-2 or Exhibit A-3 hereto, as applicable, bearing the Global Note Legend and the Private Placement Legend and deposited with or on behalf of and registered in the name of the Depository or its nominee, initially issued in a denomination equal to the outstanding principal amount of the Notes sold in reliance on Rule 903 of Regulation S.

“Restricted Definitive Note” means a Definitive Note bearing the Private Placement Legend.

“Restricted Global Note” means a Global Note bearing the Private Placement Legend.

“Restricted Period” means the 40-day distribution compliance period as defined in Regulation S.

“Rule 144A” means Rule 144A promulgated under the Securities Act.

“S&P” means S&P Global Ratings, or any successor to the rating agency business thereof.

“Unrestricted Definitive Note” means a Definitive Note that does not bear and is not required to bear the Private Placement Legend.

“Unrestricted Global Note” means a Global Note that does not bear and is not required to bear the Private Placement Legend.

Section 6.2 Ratification and Incorporation of Indenture.

As supplemented hereby, the Base Indenture is in all respects ratified and confirmed by the Company, and the Indenture and this First Supplemental Indenture shall be read, taken and construed as one and the same instrument. Capitalized terms used herein for which no definition is provided herein shall have the meaning set forth in the Base Indenture.

Section 6.3 Table of Contents, Headings, etc.

The table of contents and headings of the Articles and Sections of this First Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

Section 6.4 Counterpart Originals.

This First Supplemental Indenture may be executed in several counterparts (which may be delivered in original form, facsimile, electronic mail (including any electronic signature covered by the Electronic Signatures in Global and National Commerce Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law (e.g., www.docusign.com)) or other electronic transmission (i.e., a “pdf” or “tif”)), each of which shall be deemed to be an original, and such counterparts shall together constitute but one and the same instrument. The exchange of copies of this First Supplemental Indenture and of delivery of electronic signature shall constitute effective execution and delivery of this First Supplemental Indenture as to the parties hereto and may be used in lieu of the original manually executed First Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted electronically shall be deemed to be their original signatures for all purposes.

Section 6.5 Governing Law.

THIS FIRST SUPPLEMENTAL INDENTURE AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 6.6 Waiver of Jury Trial.

EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS FIRST SUPPLEMENTAL INDENTURE, THE INDENTURE, THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

Section 6.7 U.S.A. PATRIOT Act.

The parties hereto acknowledge that in accordance with Section 326 of the U.S.A. PATRIOT Act, the Trustee is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Trustee. The parties to this Supplemental Indenture agree that they shall provide the Trustee with such information as it may reasonably request in order for the Trustee to satisfy the requirements of the U.S.A. PATRIOT Act.

Section 6.8 Severability.

In case any provision in this First Supplemental Indenture or the Notes is invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

Section 6.9 Certain Trustee Matters.

The recitals and statements contained herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this First Supplemental Indenture or the Notes or the proper authorization or the due execution hereof or thereof by the Company. The Trustee shall not be accountable for the use or application by the Company of the Notes or the proceeds thereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the date first written above.

HF SINCLAIR CORPORATION

By:	/s/ John Harrison

Name:	John Harrison
Title:	Vice President, Finance, Strategy and Treasurer

First Supplemental Indenture Signature Page

COMPUTERSHARE TRUST COMPANY, N.A., as Trustee

By:	/s/ Jessica Wuornos

Name:	Jessica Wuornos
Title:	Vice President

First Supplemental Indenture Signature Page

Exhibit A-1

FORM OF 2023 NOTE

[FACE OF NOTE]

[Insert Private Placement Legend, if applicable.]

[Insert Global Note Legend, if applicable.]

HF SINCLAIR CORPORATION

2.625% SENIOR NOTE DUE 2023

No. __________	$

CUSIP No. *

ISIN †

HF SINCLAIR CORPORATION, a Delaware corporation (the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received promises to pay to [Cede & Co.]‡ or registered assigns, the principal sum of __________ Dollars [or such greater or lesser amount as indicated on the Schedule of Increases or Decreases in Global Note,]‡ on October 1, 2023.

Interest Payment Dates: April 1 and October 1

Regular Record Dates: March 15 and September 15

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

*	144A: 403949 AD2 / Regulation S: U4322C AA1
†	144A: US403949AD21 / Regulation S: USU4322CAA19
‡	To be included in a Global Note only.

A1-1

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by its duly authorized officers.

HF SINCLAIR CORPORATION

By:
Name:
Title:

ATTEST:

Name:
Title:

A1-2

TRUSTEE’S CERTIFICATE OF AUTHENTICATION:

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

COMPUTERSHARE TRUST COMPANY, N.A., as Trustee

By:
Name:
Title:

Dated:

A1-3

[REVERSE OF NOTE]

HF SINCLAIR CORPORATION

2.625% SENIOR NOTE DUE 2023

This Note is one of a duly authorized issue of debentures, notes or other evidences of indebtedness of HF SINCLAIR CORPORATION, a Delaware corporation (the “Company”), issued under the Indenture hereinafter referred to and is one of a series of such debentures, notes or other evidences of indebtedness designated pursuant thereto as 2.625% Senior Notes due 2023 (herein, the “Notes”) of the Company.

1. Interest.

The Company promises to pay interest on the principal amount of this Note at the rate of 2.625% per annum (the “Initial Interest Rate”), subject to adjustment as provided below. The Company will pay interest semiannually in arrears on April 1 and October 1 of each year (each an “Interest Payment Date”) and on the Maturity of the Notes, or if any such day is not a Business Day, on the next succeeding Business Day. Interest on the Notes will accrue from the most recent Interest Payment Date on which interest has been paid or provided that in respect of the first interest payment date after the issuance hereof, the Company shall pay an amount of interest as calculated as if it had accrued from April 1, 2022; provided, further that if there is no existing Default in the payment of, or provisions for, interest, and if this Note is authenticated between a Regular Record Date referred to on the face hereof (whether or not a Business Day) and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date. The interest so payable, and punctually paid or provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest as set forth on the face hereof; provided, however, that interest payable at Maturity of this Note will be payable to the Person to whom the principal hereof shall be payable. Any such interest which is so payable, but is not punctually paid or duly provided for on any Interest Payment Date, shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid as more fully provided in the Indenture. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

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If the rating of the Notes from one or both of Moody’s or S&P (each, a “Rating Agency” or, if applicable, any Substitute Rating Agency (as defined below)) is decreased to a rating set forth in either of the immediately following tables, the interest rate on the Notes will increase from the Initial Interest Rate by an amount equal to the sum of the percentages per annum set forth in the following tables opposite those ratings:

Moody’s Rating*	Percentage
Ba1	0.25%
Ba2	0.50%
Ba3	0.75%
B1 or below	1.00%

S&P Rating*	Percentage
BB+	0.25%
BB	0.50%
BB-	0.75%
B+ or below	1.00%

*	Including the equivalent ratings of any Substitute Rating Agency.

For purposes of making adjustments to the interest rate on the Notes, the following rules of interpretation will apply:

(a) if at any time less than two Rating Agencies provide a rating on the Notes for reasons not within the Company’s control (i) the Company will use commercially reasonable efforts to obtain a rating on the Notes from a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Exchange Act selected by the Company as a replacement agency for Moody’s or S&P, or both, as the case may be (a “Substitute Rating Agency”) for purposes of determining any increase or decrease in the interest rate on the Notes pursuant to the tables above, (ii) such Substitute Rating Agency will be substituted for the last Rating Agency to provide a rating on the Notes but which has since ceased to provide such rating, (iii) the relative ratings scale used by such Substitute Rating Agency to assign ratings to senior unsecured debt will be determined in good faith by an independent investment banking institution of national standing appointed by the Company and, for purposes of determining the applicable ratings included in the applicable table above with

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respect to such Substitute Rating Agency, such ratings shall be deemed to be the equivalent ratings used by Moody’s or S&P, as applicable, in such table, and (iv) the interest rate on the Notes will increase or decrease, as the case may be, such that the interest rate equals the Initial Interest Rate plus the appropriate percentage, if any, set forth opposite the rating from such Substitute Rating Agency in the applicable table above (taking into account the provisions of clause (iii) above) (plus any applicable percentage resulting from a decreased rating by the other Rating Agency);

(b) for so long as only one Rating Agency (or Substitute Rating Agency, if applicable) provides a rating on the Notes, any increase or decrease in the interest rate on the Notes necessitated by a reduction or increase in the rating by that Rating Agency shall be twice the applicable percentage set forth in the applicable table above;

(c) if both Rating Agencies cease to provide a rating of the Notes for any reason, and no Substitute Rating Agency has provided a rating on the Notes, the interest rate on the Notes will increase to, or remain at, as the case may be, 2.00% per annum above the interest rate on the Notes prior to any such adjustment;

(d) if Moody’s or S&P ceases to rate the Notes or make a rating of the Notes publicly available for reasons within the Company’s control, the Company will not be entitled to obtain a rating from a Substitute Rating Agency and the increase or decrease in the interest rate on the Notes shall be determined in the manner described above as if either only one or no Rating Agency provides a rating on the Notes, as the case may be;

(e) each interest rate adjustment required by any decrease or increase in a rating as set forth above, whether occasioned by the action of Moody’s or S&P (or, in either case, any Substitute Rating Agency), shall be made independently of (and in addition to) any and all other interest rate adjustments occasioned by the action of the other Rating Agency;

(f) in no event will (i) the interest rate on the Notes be reduced to below the Initial Interest Rate on the Notes or (ii) the total increase in the interest rate on the Notes exceed 2.00% above the Initial Interest Rate payable on the Notes; and

(g) subject to clauses (c) and (d) above, no adjustment in the interest rate on the Notes shall be made solely as a result of a Rating Agency ceasing to provide a rating of the Notes.

If at any time the interest rate on the Notes has been adjusted upward and either of the Rating Agencies or a Substitute Rating Agency, as applicable, subsequently increases its rating of the Notes, the interest rate on the Notes will again be adjusted (and decreased, if appropriate) such that the interest rate on the Notes equals the Initial Interest Rate plus (if applicable) an amount equal to the sum of the percentages per annum set forth opposite the ratings in the tables above with respect to the ratings assigned to such Notes (or deemed assigned) at that time, all calculated in accordance with the rules of interpretation set forth above. If Moody’s or any Substitute Rating Agency subsequently increases its rating on the Notes to “Baa3” (or its equivalent if with respect to any Substitute Rating Agency) or higher and S&P or any Substitute Rating Agency subsequently increases its rating on the Notes to “BBB-” (or its equivalent if with respect to any Substitute Rating Agency) or higher, the interest rate on the Notes will be decreased to the Initial Interest Rate.

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Any interest rate increase or decrease described above will take effect from the first day of the interest period following the period in which a rating change occurs requiring an adjustment in the interest rate. If either Rating Agency changes its rating of the Notes more than once during any particular interest period, the last such change by such Rating Agency to occur will control in the event of a conflict for purposes of any increase or decrease in the interest rate with respect to the Notes.

The interest rate on the Notes will permanently cease to be subject to any adjustment described above (notwithstanding any subsequent decrease in the ratings by either Rating Agency or Substitute Rating Agency) if such Notes become rated “Baa1” or higher by Moody’s (or its equivalent if with respect to any Substitute Rating Agency) and “BBB+” or higher by S&P (or its equivalent if with respect to any Substitute Rating Agency), in each case with a stable or positive outlook.

If the interest rate on the Notes is increased as described above, the term “interest,” as used with respect to the Notes for all purposes under the Indenture or the Notes, will be deemed to include any such additional interest unless the context otherwise requires.

The interest rate and the amount of interest payable on the Notes will be determined and calculated by the Company. For the avoidance of doubt, the Trustee shall have no duty to monitor any ratings of the Notes, or to determine if an adjustment to any interest rate is to be made or what an interest rate should be, or make any other determinations or calculations in respect of the interest amounts due on the Notes. The Company will promptly notify the Trustee in writing if at any time the interest rate payable on the Notes becomes subject to such adjustment.

2. Method of Payment.

Payment of the principal of (and premium, if any) and interest on this Note will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, New York, New York, or at such other offices or agencies maintained for such purpose as the Company may from time to time and in accordance with the Indenture designate, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that (i) payment of interest may, at the option of the Company, be made (subject to collection) by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register or, with respect to Notes evidenced by a Global Note, if appropriate wire transfer instructions to a U.S. dollar account maintained by the payee with a bank in the United States have been received in writing by the Trustee, not later than five Business Days prior to the record date for an applicable Interest Payment Date, be made by wire transfer of immediately available funds in accordance with such wire transfer instructions if such Holder holds at least $1,000,000 aggregate principal amount of the Notes; and (ii) payment of the principal (and premium, if any) of this Note will be made upon surrender of this Note at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, New York, New York or at such additional offices or agencies maintained for such purpose as the Company may from time to time and in accordance with the Indenture designate.

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3. Paying Agent and Security Registrar.

Initially, Computershare Trust Company, N.A. will, at its Corporate Trust Office, act as the Company’s office or agency where the Securities may be presented or surrendered for payment, where the Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and the Indenture may be served. The Corporate Trust Office is currently located at Computershare Trust Company, N.A., CTSO Mail Operations, 600 South Fourth Street, Seventh Floor, Minneapolis, MN 55415.

4. Indenture.

Reference is made hereby to (i) the Indenture dated as of April 27, 2022 (the “Base Indenture”) between the Company as issuer and Computershare Trust Company, N.A., as trustee (the “Trustee”) and (ii) the First Supplemental Indenture thereto dated as of April 27, 2022 (the “First Supplemental Indenture”), between the Company and the Trustee, providing for the issuance of the Notes and certain other series of Securities. The Base Indenture, as amended and supplemented by the First Supplemental Indenture, and as may be further duly amended and supplemented in accordance with the terms thereof, is referred to herein as the “Indenture.” The terms of the Notes include those stated in the Indenture (including terms defined therein, which terms when used but not defined herein, unless the context requires otherwise, shall have the meanings assigned to such terms in the Indenture) and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (the “TIA”), as in effect on the date of execution of the Indenture. The Notes are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of such terms.

The Notes are unsecured general obligations of the Company initially limited to $290,348,000 in aggregate principal amount and will rank on a parity with all other unsubordinated indebtedness of the Company; provided, however, that the authorized aggregate principal amount of the Notes may be increased above such amount as provided in the Indenture. The Indenture provides for the issuance of other series of debentures, notes and other evidences of indebtedness (including the Notes, the “Securities”) thereunder.

5. Denominations; Transfer; Exchange.

The Notes are to be issued in registered form, without coupons, in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Holder may register the transfer of, or exchange, Notes in accordance with the Indenture. The Security Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes or other governmental charges and fees required by law or permitted by the Indenture. The Company hereby irrevocably undertakes to the Holder hereof to exchange this Note in accordance with the terms of the Indenture without service charge.

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6. Person Deemed Owner.

The registered Holder of a Note may be treated as the owner of such Note for all purposes.

7. Optional Redemption.

The Notes are redeemable, in whole or in part, at the option of the Company at any time or from time to time prior to maturity.

With respect to any such redemption, the Redemption Price will equal the greater of (1) 100% of the principal amount of the Notes to be redeemed and (2) the sum of the present values of the remaining scheduled payments of principal and interest on such Notes (exclusive of interest accrued to the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 40 basis points, plus, in either case, accrued and unpaid interest on the principal amount being redeemed to, but excluding, such Redemption Date (subject to the right of Holders on the relevant record date to receive interest due on an Interest Payment Date that is on or before the Redemption Date).

For purposes of determining the redemption price, the following definitions will apply:

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having an actual or interpolated maturity comparable to the remaining term of the Notes to be redeemed (the “Remaining Life”), that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life.

“Comparable Treasury Price” means, with respect to any Redemption Date, the average of the Reference Treasury Dealer Quotations for such redemption date.

“Quotation Agent” means one of the Reference Treasury Dealers appointed by the Company.

“Reference Treasury Dealer” means four primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”) selected by the Company; provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Company will substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third business day preceding such Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, the rate per year equal to the semi-annual equivalent yield to maturity or interpolated yield (on a day count basis) of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate will be calculated by the Quotation Agent on the third business day preceding the Redemption Date and, prior to the Redemption Date, the Company will file with the Trustee an Officers’ Certificate setting forth the Treasury Rate.

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Any such redemption may, at the discretion of the Company, be conditioned upon the closing of another transaction, including a sale of securities or other financing, in each case as specified in the notice in reasonable detail. A notice of conditional redemption will be of no effect unless all conditions to the redemption have occurred on or before the Redemption Date or have been waived by the Company on or before the Redemption Date. The Company will provide notice of the satisfaction of all conditions as soon as practicable following occurrence of the conditions. The Company will provide written notice of a delay or rescission of such notice of redemption (and rescission and cancellation of the redemption of the Notes) to the Trustee no later than 10:00 A.M., New York City time, on the Redemption Date. Upon receipt of such notice of delay or such redemption date or rescission of such notice of redemption, such redemption date shall be automatically delayed or such notice of redemption shall be automatically rescinded, as applicable, and the redemption of the Notes shall be automatically delayed or rescinded and cancelled, as applicable, as provided in such notice.

The Company will mail or deliver a notice of redemption at least 10 days but not more than 60 days before the Redemption Date to each Holder of the Notes to be redeemed. If the Company elects to partially redeem the Notes, the Trustee will select the Notes to be redeemed in accordance with the provisions of Section 12.03 of the Indenture.

Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on the Notes or portions thereof called for redemption.

8. Change of Control Trigger Event. If a Change of Control Triggering Event occurs with respect to the Notes, the Company may be obligated to offer to purchase all outstanding Notes as provided in the Indenture.

9. Amendment; Supplement; Waiver.

Subject to certain exceptions and limitations set forth in the Indenture, the Indenture may be supplemented with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of each series affected by such supplemental indenture, and any past default under the Indenture with respect to the Notes, and its consequences, may be waived by the Holders of not less than a majority in aggregate principal amount of the Outstanding Notes in accordance with the terms of the Indenture. Without the consent of any Holder, the Company and the Trustee may supplement the Indenture for certain purposes, as provided in the Indenture.

A supplemental indenture that changes or eliminates any covenant or other provision of the Indenture which has expressly been included solely for the benefit of one or more particular series of Securities under the Indenture, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under the Indenture of the Holders of Securities of any other series.

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10. Defaults and Remedies.

If any Event of Default with respect to the Notes at any time outstanding occurs and is continuing (other than an Event of Default with respect to certain events of bankruptcy, insolvency or reorganization in respect of the Company as specified in the Indenture), either the Trustee or the Holders of at least 25% in aggregate principal amount of the then Outstanding Notes may declare the principal amount of, and accrued and unpaid interest, if any, on, all of the Notes to be due and payable immediately. If an Event of Default relating to such events of bankruptcy, insolvency or reorganization occurs, such amount shall ipso facto become immediately due and payable. At any time after a declaration or occurrence of acceleration with respect to the Notes has been made, but before a judgment or decree based on such acceleration has been obtained, the Event of Default giving rise to such declaration of acceleration shall, under certain circumstances, be deemed to have been waived, and such declaration and its consequences shall be deemed to have been rescinded and annulled.

Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of a majority in aggregate principal amount of the then Outstanding Notes may direct the Trustee in its exercise of any trust or power with respect to the Notes. However, the Trustee may refuse to follow any direction that conflicts with law or the Indenture or that the Trustee determines is unduly prejudicial to the rights of other Holders (it being understood that the Trustee does not have an affirmative duty to ascertain whether not any such direction unduly prejudices the rights of such Holders) or involves the Trustee in personal liability; provided, however, that the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction. The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal, premium (if any) or interest) if in good faith it determines that withholding notice is in their interests. The Company must furnish an annual compliance certificate to the Trustee.

11. Discharge Prior to Maturity.

The Indenture shall be satisfied and discharged and the Notes canceled upon the payment of all Notes and, as provided in Article Four of the Base Indenture, shall be satisfied and discharged except for certain obligations upon the irrevocable deposit with the Trustee of funds sufficient for such payment.

12. Trustee Dealings with Company.

The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates or any subsidiary of the Company’s Affiliates, and may otherwise deal with the Company or its Affiliates as if it were not the Trustee.

13. Authentication.

This Note shall not be valid until authenticated by the manual signature of an authorized signer of the Trustee.

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14. CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the correctness of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed thereon.

15. [Registration Rights.

The Company is a party to the Registration Rights Agreement, dated as of April 27, 2022, among the Company and Scotia Capital (USA) Inc., SMBC Nikko Securities America, Inc., Barclays Capital Inc., BofA Securities, Inc., MUFG Securities Americas Inc., Wells Fargo Securities, LLC, TD Securities (USA) LLC and Truist Securities, Inc., as Dealer Managers of the Notes (the “Registration Rights Agreement”).

In the event that a Registration Default (as defined in the Registration Rights Agreement) occurs with respect to the Notes, the Company may be required to pay Additional Interest, in addition to the interest otherwise due, to the Holders of such Notes as provided in the Registration Rights Agreement. Any Additional Interest due pursuant to the Registration Rights Agreement will be payable in cash on the regular interest payment dates with respect to the Notes and in the same manner and to the same persons as ordinary interest. All references in the Indenture or the Notes to “interest” shall be deemed to include Additional Interest then owed, if any, unless the context requires otherwise.]4

[4]	Include in Initial Notes only.

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ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common	UNIF GIFT MIN ACT – _________
(Cust.)
TEN ENT – as tenants by entireties	Custodian for: __________________
(Minor)
under Uniform Gifts to
JT TEN – as joint tenants with right of	Minors Act of ___________
survivorship and not as tenants in common	(State)

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

Please print or type name and address including postal zip code of assignee the within Note and all rights thereunder, hereby irrevocably constituting and appointing to transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated
Signature of Registered Holder

Signature Guarantee:

Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

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OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Note purchased by the Company pursuant to Section 2.1 of the First Supplemental Indenture, check the box: ☐

If you want to elect to have only part of the Note purchased by the Company pursuant to Section 2.1 of the First Supplemental Indenture, state the amount you elect to have purchased (in the minimum principal amount of $2,000 or integral multiples of $1,000 in excess thereof):

$ _________

Date: __________________

Your Signature: ________________________________________________________________

(Sign exactly as your name appears on the face of this Note)

Tax Identification No.: ______________________

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

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SCHEDULE OF INCREASES OR DECREASES

IN GLOBAL NOTE*

The following increases or decreases in the principal amount of this Global Note have been made:

Date of Change	Amount of Decrease in Principal Amount of this Global Note	Amount of Increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such Decrease (or Increase)	Signature of Authorized Signatory of Trustee or Depository

*	To be included in a Global Note only.

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Exhibit A-2

FORM OF 2026 NOTE

[FACE OF NOTE]

[Insert Private Placement Legend, if applicable.]

[Insert Global Note Legend, if applicable.]

HF SINCLAIR CORPORATION

5.875% SENIOR NOTE DUE 2026

No. __________	$__________

CUSIP No.	[5]
ISIN	[6]

HF SINCLAIR CORPORATION, a Delaware corporation (the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received promises to pay to [Cede & Co.]7 or registered assigns, the principal sum of __________ Dollars [or such greater or lesser amount as indicated on the Schedule of Increases or Decreases in Global Note,]3 on April 1, 2026.

Interest Payment Dates: April 1 and October 1

Regular Record Dates: March 15 and September 15

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

5 144A: 403949 AF7 / Regulation S: U4322C AB9

6 144A: US403949AF78 / Regulation S: USU4322CAB91

7 To be included in a Global Note only.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by its duly authorized officers.

HF SINCLAIR CORPORATION

By:
Name:
Title:

ATTEST:

Name:
Title:

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TRUSTEE’S CERTIFICATE OF AUTHENTICATION:

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

COMPUTERSHARE TRUST COMPANY, N.A., as Trustee

By:
Name:
Title:

Dated: _____________

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[REVERSE OF NOTE]

HF SINCLAIR CORPORATION

5.875% SENIOR NOTE DUE 2026

This Note is one of a duly authorized issue of debentures, notes or other evidences of indebtedness of HF SINCLAIR CORPORATION, a Delaware corporation (the “Company”), issued under the Indenture hereinafter referred to and is one of a series of such debentures, notes or other evidences of indebtedness designated pursuant thereto as 5.875% Senior Notes due 2026 (herein, the “Notes”) of the Company.

1. Interest.

The Company promises to pay interest on the principal amount of this Note at the rate of 5.875% per annum. The Company will pay interest semiannually in arrears on April 1 and October 1 of each year (each an “Interest Payment Date”) and on the Maturity of the Notes, or if any such day is not a Business Day, on the next succeeding Business Day. Interest on the Notes will accrue from the most recent Interest Payment Date on which interest has been paid; provided that in respect of the first interest payment date after the issuance hereof, the Company shall pay an amount of interest as calculated as if it had accrued from April 1, 2022; provided further that if there is no existing Default in the payment of, or provisions for, interest, and if this Note is authenticated between a Regular Record Date referred to on the face hereof (whether or not a Business Day) and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date. The interest so payable, and punctually paid or provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest as set forth on the face hereof; provided, however, that interest payable at Maturity of this Note will be payable to the Person to whom the principal hereof shall be payable. Any such interest which is so payable, but is not punctually paid or duly provided for on any Interest Payment Date, shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid as more fully provided in the Indenture. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2. Method of Payment.

Payment of the principal of (and premium, if any) and interest on this Note will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, New York, New York, or at such other offices or agencies maintained for such purpose as the Company may from time to time and in accordance with the Indenture designate, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that (i) payment of interest may, at the option of the Company, be made (subject to collection) by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register or, with respect to

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Notes evidenced by a Global Note, if appropriate wire transfer instructions to a U.S. dollar account maintained by the payee with a bank in the United States have been received in writing by the Trustee, not later than five Business Days prior to the record date for an applicable Interest Payment Date, be made by wire transfer of immediately available funds in accordance with such wire transfer instructions if such Holder holds at least $1,000,000 aggregate principal amount of the Notes ; and (ii) payment of the principal (and premium, if any) of this Note will be made upon surrender of this Note at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, New York, New York or at such additional offices or agencies maintained for such purpose as the Company may from time to time and in accordance with the Indenture designate.

3. Paying Agent and Security Registrar.

Initially, Computershare Trust Company, N.A. will, at its Corporate Trust Office, act as the Company’s office or agency where the Securities may be presented or surrendered for payment, where the Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and the Indenture may be served. The Corporate Trust Office is currently located at Computershare Trust Company, N.A., CTSO Mail Operations, 600 South Fourth Street, Seventh Floor, Minneapolis, MN 55415.

4. Indenture.

Reference is made hereby to (i) the Indenture dated as of April 27, 2022 (the “Base Indenture”) between the Company as issuer and Computershare Trust Company, N.A., as trustee (the “Trustee”) and (ii) the First Supplemental Indenture thereto dated as of April 27, 2022 (the “First Supplemental Indenture”), between the Company and the Trustee, providing for the issuance of the Notes and certain other series of Securities. The Base Indenture, as amended and supplemented by the First Supplemental Indenture, and as may be further duly amended and supplemented in accordance with the terms thereof, is referred to herein as the “Indenture.” The terms of the Notes include those stated in the Indenture (including terms defined therein, which terms when used but not defined herein, unless the context requires otherwise, shall have the meanings assigned to such terms in the Indenture) and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (the “TIA”), as in effect on the date of execution of the Indenture. The Notes are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of such terms.

The Notes are unsecured general obligations of the Company initially limited to $797,100,000 in aggregate principal amount and will rank on a parity with all other unsubordinated indebtedness of the Company; provided, however, that the authorized aggregate principal amount of the Notes may be increased above such amount as provided in the Indenture. The Indenture provides for the issuance of other series of debentures, notes and other evidences of indebtedness (including the Notes, the “Securities”) thereunder.

5. Denominations; Transfer; Exchange.

The Notes are to be issued in registered form, without coupons, in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Holder may register the transfer of, or exchange, Notes in accordance with the Indenture. The Security Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes or other governmental charges and fees required by law or permitted by the Indenture. The Company hereby irrevocably undertakes to the Holder hereof to exchange this Note in accordance with the terms of the Indenture without service charge.

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6. Person Deemed Owner.

The registered Holder of a Note may be treated as the owner of such Note for all purposes.

7. Optional Redemption.

The Notes are redeemable, in whole or in part, at the option of the Company at any time or from time to time prior to maturity.

If the Notes are redeemed at any time prior to the Par Call Date (as defined below), the Notes will be redeemed at a Redemption Price equal to the greater of (1) 100% of the principal amount of the Notes to be redeemed and (2) the sum of the present values of the remaining scheduled payments of principal and interest on such Notes that would have been made if the Notes matured on the Par Call Date (exclusive of interest accrued to the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 50 basis points, plus, in either case, accrued and unpaid interest on the principal amount being redeemed to, but excluding, such Redemption Date (subject to the right of Holders on the relevant record date to receive interest due on an Interest Payment Date that is on or before the Redemption Date).

If the Notes are redeemed on or after the Par Call Date, the Notes will be redeemed at a Redemption Price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest thereon to, but excluding, the Redemption Date (subject to the right of Holders on the relevant record date to receive interest due on an Interest Payment Date that is on or before the Redemption Date).

For purposes of determining the redemption price, the following definitions will apply:

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having an actual or interpolated maturity comparable to the remaining term of the Notes to be redeemed, calculated as if the maturity date of the Notes were the Par Call Date (the “Remaining Life”), that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life.

“Comparable Treasury Price” means, with respect to any Redemption Date, the average of the Reference Treasury Dealer Quotations for such redemption date.

“Par Call Date” means January 1, 2026.

“Quotation Agent” means one of the Reference Treasury Dealers appointed by the Company.

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“Reference Treasury Dealer” means four primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”) selected by the Company; provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Company will substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third business day preceding such Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, the rate per year equal to the semi-annual equivalent yield to maturity or interpolated yield (on a day count basis) of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate will be calculated by the Quotation Agent on the third business day preceding the Redemption Date and, prior to the Redemption Date, the Company will file with the Trustee an Officers’ Certificate setting forth the Treasury Rate.

Any such redemption may, at the discretion of the Company, be conditioned upon the closing of another transaction, including a sale of securities or other financing, in each case as specified in the notice in reasonable detail. A notice of conditional redemption will be of no effect unless all conditions to the redemption have occurred on or before the Redemption Date or have been waived by the Company on or before the Redemption Date. The Company will provide notice of the satisfaction of all conditions as soon as practicable following occurrence of the conditions. The Company will provide written notice of a delay or rescission of such notice of redemption (and rescission and cancellation of the redemption of the Notes) no later than the Redemption Date. Upon receipt of such notice of delay or such redemption date or rescission of such notice of redemption, such redemption date shall be automatically delayed or such notice of redemption shall be automatically rescinded, as applicable, and the redemption of the Notes shall be automatically delayed or rescinded and cancelled, as applicable, as provided in such notice.

The Company will mail or deliver a notice of redemption at least 10 days but not more than 60 days before the Redemption Date to each Holder of the Notes to be redeemed. If the Company elects to partially redeem the Notes, the Trustee will select the Notes to be redeemed in accordance with the provisions of Section 12.03 of the Indenture.

Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on the Notes or portions thereof called for redemption.

8. Amendment; Supplement; Waiver.

Subject to certain exceptions and limitations set forth in the Indenture, the Indenture may be supplemented with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of each series affected by such supplemental indenture, and any past default under the Indenture with respect to the Notes, and its

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consequences, may be waived by the Holders of not less than a majority in aggregate principal amount of the Outstanding Notes in accordance with the terms of the Indenture. Without the consent of any Holder, the Company and the Trustee may supplement the Indenture for certain purposes, as provided in the Indenture.

A supplemental indenture that changes or eliminates any covenant or other provision of the Indenture which has expressly been included solely for the benefit of one or more particular series of Securities under the Indenture, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under the Indenture of the Holders of Securities of any other series.

9. Defaults and Remedies.

If any Event of Default with respect to the Notes at any time outstanding occurs and is continuing (other than an Event of Default with respect to certain events of bankruptcy, insolvency or reorganization in respect of the Company as specified in the Indenture), either the Trustee or the Holders of at least 25% in aggregate principal amount of the then Outstanding Notes may declare the principal amount of, and accrued and unpaid interest, if any, on, all of the Notes to be due and payable immediately. If an Event of Default relating to such events of bankruptcy, insolvency or reorganization occurs, such amount shall ipso facto become immediately due and payable. At any time after a declaration or occurrence of acceleration with respect to the Notes has been made, but before a judgment or decree based on such acceleration has been obtained, the Event of Default giving rise to such declaration of acceleration shall, under certain circumstances, be deemed to have been waived, and such declaration and its consequences shall be deemed to have been rescinded and annulled.

Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of a majority in aggregate principal amount of the then Outstanding Notes may direct the Trustee in its exercise of any trust or power with respect to the Notes. However, the Trustee may refuse to follow any direction that conflicts with law or the Indenture or that the Trustee determines is unduly prejudicial to the rights of other Holders (it being understood that the Trustee does not have an affirmative duty to ascertain whether not any such direction unduly prejudices the rights of such Holders) or involves the Trustee in personal liability; provided, however, that the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction. The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal, premium (if any) or interest) if in good faith it determines that withholding notice is in their interests. The Company must furnish an annual compliance certificate to the Trustee.

10. Discharge Prior to Maturity.

The Indenture shall be satisfied and discharged and the Notes canceled upon the payment of all Notes and, as provided in Article Four of the Base Indenture, shall be satisfied and discharged except for certain obligations upon the irrevocable deposit with the Trustee of funds sufficient for such payment.

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11. Trustee Dealings with Company.

The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates or any subsidiary of the Company’s Affiliates, and may otherwise deal with the Company or its Affiliates as if it were not the Trustee.

12. Authentication.

This Note shall not be valid until authenticated by the manual signature of an authorized signer of the Trustee.

13. CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the correctness of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed thereon.

14. [Registration Rights.

The Company is a party to the Registration Rights Agreement, dated as of April 27, 2022, among the Company and Scotia Capital (USA) Inc., SMBC Nikko Securities America, Inc., Barclays Capital Inc., BofA Securities, Inc., MUFG Securities Americas Inc., Wells Fargo Securities, LLC, TD Securities (USA) LLC and Truist Securities, Inc., as Dealer Managers of the Notes (the “Registration Rights Agreement”).

In the event that a Registration Default (as defined in the Registration Rights Agreement) occurs with respect to the Notes, the Company may be required to pay Additional Interest (as defined in the Registration Rights Agreement), in addition to the interest otherwise due, to the Holders of such Notes as provided in the Registration Rights Agreement. Any Additional Interest due pursuant to the Registration Rights Agreement will be payable in cash on the regular interest payment dates with respect to the Notes and in the same manner and to the same persons as ordinary interest. All references in the Indenture or the Notes to “interest” shall be deemed to include Additional Interest then owed, if any, unless the context requires otherwise.]*

*	Include in Initial Notes only.

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ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF GIFT MIN ACT—(Cust.)
TEN ENT	- as tenants by entireties	Custodian for: (Minor) under Uniform Gifts to
JT TEN	- as joint tenants with right of survivorship and not as tenants in common	Minors Act of (State)

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
Please print or type name and address including postal zip code of assignee the within Note and all rights thereunder, hereby irrevocably constituting and appointing to transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated	Signature of Registered Holder

Signature Guarantee:

Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

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SCHEDULE OF INCREASES OR DECREASES

IN GLOBAL NOTE

The following increases or decreases in the principal amount of this Global Note have been made:

Date of Change	Amount of Decrease in Principal Amount of this Global Note	Amount of Increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such Decrease (or Increase)	Signature of Authorized Signatory of Trustee or Depository

*To be included in a Global Note only.

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Exhibit A-3

FORM OF 2030 NOTE

[FACE OF NOTE]

[Insert Private Placement Legend, if applicable.]

[Insert Global Note Legend, if applicable.]

HF SINCLAIR CORPORATION

4.500% SENIOR NOTE DUE 2030

No.	$

CUSIP No.                *

ISIN                           †

HF SINCLAIR CORPORATION, a Delaware corporation (the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received promises to pay to [Cede & Co.]‡ or registered assigns, the principal sum of __________ Dollars [or such greater or lesser amount as indicated on the Schedule of Increases or Decreases in Global Note,]‡ on October 1, 2030.

Interest Payment Dates: April 1 and October 1

Regular Record Dates: March 15 and September 15

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by its duly authorized officers.

*	144A: 403949 AH3 / Regulation S: U4322C AC7
†	144A: US403949AH35 / Regulation S: USU4322CAC74
‡	To be included in a Global Note only.

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HF SINCLAIR CORPORATION

By:
Name:
Title:

ATTEST:

Name:
Title:

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TRUSTEE’S CERTIFICATE OF AUTHENTICATION:

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

COMPUTERSHARE TRUST COMPANY, N.A., as Trustee

By:
Name:
Title:

Dated:

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[REVERSE OF NOTE]

HF SINCLAIR CORPORATION

4.500% SENIOR NOTE DUE 2030

This Note is one of a duly authorized issue of debentures, notes or other evidences of indebtedness of HF SINCLAIR CORPORATION, a Delaware corporation (the “Company”), issued under the Indenture hereinafter referred to and is one of a series of such debentures, notes or other evidences of indebtedness designated pursuant thereto as 4.500% Senior Notes due 2030 (herein, the “Notes”) of the Company.

1.	Interest.

The Company promises to pay interest on the principal amount of this Note at the rate of 4.500% per annum (the “Initial Interest Rate”), subject to adjustment as provided below. The Company will pay interest semiannually in arrears on April 1 and October 1 of each year (each an “Interest Payment Date”) and on the Maturity of the Notes, or if any such day is not a Business Day, on the next succeeding Business Day. Interest on the Notes will accrue from the most recent Interest Payment Date on which interest has been paid; provided that in respect of the first interest payment date after the issuance hereof, the Company shall pay an amount of interest as calculated as if it had accrued from April 1, 2022; provided, further that if there is no existing Default in the payment of, or provisions for, interest, and if this Note is authenticated between a Regular Record Date referred to on the face hereof (whether or not a Business Day) and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date. The interest so payable, and punctually paid or provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest as set forth on the face hereof; provided, however, that interest payable at Maturity of this Note will be payable to the Person to whom the principal hereof shall be payable. Any such interest which is so payable, but is not punctually paid or duly provided for on any Interest Payment Date, shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid as more fully provided in the Indenture. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

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If the rating of the Notes from one or both of Moody’s or S&P (each, a “Rating Agency” or, if applicable, any Substitute Rating Agency (as defined below)) is decreased to a rating set forth in either of the immediately following tables, the interest rate on the Notes will increase from the Initial Interest Rate by an amount equal to the sum of the percentages per annum set forth in the following tables opposite those ratings:

Moody’s Rating*	Percentage
Ba1	0.25%
Ba2	0.50%
Ba3	0.75%
B1 or below	1.00%

S&P Rating*	Percentage
BB+	0.25%
BB	0.50%
BB-	0.75%
B+ or below	1.00%

*	Including the equivalent ratings of any Substitute Rating Agency.

For purposes of making adjustments to the interest rate on the Notes, the following rules of interpretation will apply:

(a) if at any time less than two Rating Agencies provide a rating on the Notes for reasons not within the Company’s control (i) the Company will use commercially reasonable efforts to obtain a rating on the Notes from a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Exchange Act selected by the Company as a replacement agency for Moody’s or S&P, or both, as the case may be (a “Substitute Rating Agency”) for purposes of determining any increase or decrease in the interest rate on the Notes pursuant to the tables above, (ii) such Substitute Rating Agency will be substituted for the last Rating Agency to provide a rating on the Notes but which has since ceased to provide such rating, (iii) the relative ratings scale used by such Substitute Rating Agency to assign ratings to senior unsecured debt will be determined in good faith by an independent investment banking institution of national standing appointed by the Company and, for purposes of determining the applicable ratings included in the applicable table above with

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respect to such Substitute Rating Agency, such ratings shall be deemed to be the equivalent ratings used by Moody’s or S&P, as applicable, in such table, and (iv) the interest rate on the Notes will increase or decrease, as the case may be, such that the interest rate equals the Initial Interest Rate plus the appropriate percentage, if any, set forth opposite the rating from such Substitute Rating Agency in the applicable table above (taking into account the provisions of clause (iii) above) (plus any applicable percentage resulting from a decreased rating by the other Rating Agency);

(b) for so long as only one Rating Agency (or Substitute Rating Agency, if applicable) provides a rating on the Notes, any increase or decrease in the interest rate on the Notes necessitated by a reduction or increase in the rating by that Rating Agency shall be twice the applicable percentage set forth in the applicable table above;

(c) if both Rating Agencies cease to provide a rating of the Notes for any reason, and no Substitute Rating Agency has provided a rating on the Notes, the interest rate on the Notes will increase to, or remain at, as the case may be, 2.00% per annum above the interest rate on the Notes prior to any such adjustment;

(d) if Moody’s or S&P ceases to rate the Notes or make a rating of the Notes publicly available for reasons within the Company’s control, the Company will not be entitled to obtain a rating from a Substitute Rating Agency and the increase or decrease in the interest rate on the Notes shall be determined in the manner described above as if either only one or no Rating Agency provides a rating on the Notes, as the case may be;

(e) each interest rate adjustment required by any decrease or increase in a rating as set forth above, whether occasioned by the action of Moody’s or S&P (or, in either case, any Substitute Rating Agency), shall be made independently of (and in addition to) any and all other interest rate adjustments occasioned by the action of the other Rating Agency;

(f) in no event will (i) the interest rate on the Notes be reduced to below the Initial Interest Rate on the Notes or (ii) the total increase in the interest rate on the Notes exceed 2.00% above the Initial Interest Rate payable on the Notes; and

(g) subject to clauses (c) and (d) above, no adjustment in the interest rate on the Notes shall be made solely as a result of a Rating Agency ceasing to provide a rating of the Notes.

If at any time the interest rate on the Notes has been adjusted upward and either of the Rating Agencies or a Substitute Rating Agency, as applicable, subsequently increases its rating of the Notes, the interest rate on the Notes will again be adjusted (and decreased, if appropriate) such that the interest rate on the Notes equals the Initial Interest Rate plus (if applicable) an amount equal to the sum of the percentages per annum set forth opposite the ratings in the tables above with respect to the ratings assigned to such Notes (or deemed assigned) at that time, all calculated in accordance with the rules of interpretation set forth above. If Moody’s or any Substitute Rating Agency subsequently increases its rating on the Notes to “Baa3” (or its equivalent if with respect to any Substitute Rating Agency) or higher and S&P or any Substitute Rating Agency subsequently increases its rating on the Notes to “BBB-” (or its equivalent if with respect to any Substitute Rating Agency) or higher, the interest rate on the Notes will be decreased to the Initial Interest Rate.

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Any interest rate increase or decrease described above will take effect from the first day of the interest period following the period in which a rating change occurs requiring an adjustment in the interest rate. If either Rating Agency changes its rating of the Notes more than once during any particular interest period, the last such change by such Rating Agency to occur will control in the event of a conflict for purposes of any increase or decrease in the interest rate with respect to the Notes.

The interest rate on the Notes will permanently cease to be subject to any adjustment described above (notwithstanding any subsequent decrease in the ratings by either Rating Agency or Substitute Rating Agency) if such Notes become rated “Baa1” or higher by Moody’s (or its equivalent if with respect to any Substitute Rating Agency) and “BBB+” or higher by S&P (or its equivalent if with respect to any Substitute Rating Agency), in each case with a stable or positive outlook.

If the interest rate on the Notes is increased as described above, the term “interest,” as used with respect to the Notes for all purposes under the Indenture or the Notes, will be deemed to include any such additional interest unless the context otherwise requires.

The interest rate and the amount of interest payable on the Notes will be determined and calculated by the Company. For the avoidance of doubt, the Trustee shall have no duty to monitor any ratings of the Notes, or to determine if an adjustment to any interest rate is to be made or what an interest rate should be, or make any other determinations or calculations in respect of the interest amounts due on the Notes. The Company will promptly notify the Trustee in writing if at any time the interest rate payable on the Notes becomes subject to such adjustment.

2. Method of Payment.

Payment of the principal of (and premium, if any) and interest on this Note will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, New York, New York, or at such other offices or agencies maintained for such purpose as the Company may from time to time and in accordance with the Indenture designate, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that (i) payment of interest may, at the option of the Company, be made (subject to collection) by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register or, with respect to Notes evidenced by a Global Note, if appropriate wire transfer instructions to a U.S. dollar account maintained by the payee with a bank in the United States have been received in writing by the Trustee, not later than five Business Days prior to the record date for an applicable Interest Payment Date, be made by wire transfer of immediately available funds in accordance with such wire transfer instructions if such Holder holds at least $1,000,000 aggregate principal amount of the Notes; and (ii) payment of the principal (and premium, if any) of this Note will be made upon surrender of this Note at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, New York, New York or at such additional offices or agencies maintained for such purpose as the Company may from time to time and in accordance with the Indenture designate.

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3. Paying Agent and Security Registrar.

Initially, Computershare Trust Company, N.A. will, at its Corporate Trust Office, act as the Company’s office or agency where the Securities may be presented or surrendered for payment, where the Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and the Indenture may be served. The Corporate Trust Office is currently located at Computershare Trust Company, N.A., CTSO Mail Operations, 600 South Fourth Street, Seventh Floor, Minneapolis, MN 55415.

4. Indenture.

Reference is made hereby to (i) the Indenture dated as of April 27, 2022 (the “Base Indenture”) between the Company as issuer and Computershare Trust Company, N.A., as trustee (the “Trustee”) and (ii) the First Supplemental Indenture thereto dated as of April 27, 2022 (the “First Supplemental Indenture”), between the Company and the Trustee, providing for the issuance of the Notes and certain other series of Securities. The Base Indenture, as amended and supplemented by the First Supplemental Indenture, and as may be further duly amended and supplemented in accordance with the terms thereof, is referred to herein as the “Indenture.” The terms of the Notes include those stated in the Indenture (including terms defined therein, which terms when used but not defined herein, unless the context requires otherwise, shall have the meanings assigned to such terms in the Indenture) and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (the “TIA”), as in effect on the date of execution of the Indenture. The Notes are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of such terms.

The Notes are unsecured general obligations of the Company initially limited to $325,034,000 in aggregate principal amount and will rank on a parity with all other unsubordinated indebtedness of the Company; provided, however, that the authorized aggregate principal amount of the Notes may be increased above such amount as provided in the Indenture. The Indenture provides for the issuance of other series of debentures, notes and other evidences of indebtedness (including the Notes, the “Securities”) thereunder.

5. Denominations; Transfer; Exchange.

The Notes are to be issued in registered form, without coupons, in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Holder may register the transfer of, or exchange, Notes in accordance with the Indenture. The Security Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes or other governmental charges and fees required by law or permitted by the Indenture. The Company hereby irrevocably undertakes to the Holder hereof to exchange this Note in accordance with the terms of the Indenture without service charge.

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6. Person Deemed Owner.

The registered Holder of a Note may be treated as the owner of such Note for all purposes.

7. Optional Redemption.

The Notes are redeemable, in whole or in part, at the option of the Company at any time or from time to time prior to maturity.

If the Notes are redeemed at any time prior to the Par Call Date (as defined below), the Notes will be redeemed at a Redemption Price equal to the greater of (1) 100% of the principal amount of the Notes to be redeemed and (2) the sum of the present values of the remaining scheduled payments of principal and interest on such Notes that would have been made if the Notes matured on the Par Call Date (exclusive of interest accrued to the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 50 basis points, plus, in either case, accrued and unpaid interest on the principal amount being redeemed to, but excluding, such Redemption Date (subject to the right of Holders on the relevant record date to receive interest due on an Interest Payment Date that is on or before the Redemption Date).

If the Notes are redeemed on or after the Par Call Date, the Notes will be redeemed at a Redemption Price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest thereon to, but excluding, the Redemption Date (subject to the right of Holders on the relevant record date to receive interest due on an Interest Payment Date that is on or before the Redemption Date).

For purposes of determining the redemption price, the following definitions will apply:

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having an actual or interpolated maturity comparable to the remaining term of the Notes to be redeemed, calculated as if the maturity date of the Notes were the Par Call Date (the “Remaining Life”), that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life.

“Comparable Treasury Price” means, with respect to any Redemption Date, the average of the Reference Treasury Dealer Quotations for such redemption date.

“Par Call Date” means July 1, 2030.

“Quotation Agent” means one of the Reference Treasury Dealers appointed by the Company.

“Reference Treasury Dealer” means four primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”) selected by the Company; provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Company will substitute therefor another Primary Treasury Dealer.

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“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third business day preceding such Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, the rate per year equal to the semi-annual equivalent yield to maturity or interpolated yield (on a day count basis) of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate will be calculated by the Quotation Agent on the third business day preceding the Redemption Date and, prior to the Redemption Date, the Company will file with the Trustee an Officers’ Certificate setting forth the Treasury Rate.

Any such redemption may, at the discretion of the Company, be conditioned upon the closing of another transaction, including a sale of securities or other financing, in each case as specified in the notice in reasonable detail. A notice of conditional redemption will be of no effect unless all conditions to the redemption have occurred on or before the Redemption Date or have been waived by the Company on or before the Redemption Date. The Company will provide notice of the satisfaction of all conditions as soon as practicable following occurrence of the conditions. The Company will provide written notice of a delay or rescission of such notice of redemption (and rescission and cancellation of the redemption of the Notes) no later than the Redemption Date. Upon receipt of such notice of delay or such redemption date or rescission of such notice of redemption, such redemption date shall be automatically delayed or such notice of redemption shall be automatically rescinded, as applicable, and the redemption of the Notes shall be automatically delayed or rescinded and cancelled, as applicable, as provided in such notice.

The Company will mail or deliver a notice of redemption at least 10 days but not more than 60 days before the Redemption Date to each Holder of the Notes to be redeemed. If the Company elects to partially redeem the Notes, the Trustee will select the Notes to be redeemed in accordance with the provisions of Section 12.03 of the Indenture.

Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on the Notes or portions thereof called for redemption.

8. Change of Control Trigger Event. If a Change of Control Triggering Event occurs with respect to the Notes, the Company may be obligated to offer to purchase all outstanding Notes as provided in the Indenture.

9. Amendment; Supplement; Waiver.

Subject to certain exceptions and limitations set forth in the Indenture, the Indenture may be supplemented with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of each series affected by such supplemental indenture, and any past default under the Indenture with respect to the Notes, and its consequences, may be waived by the Holders of not less than a majority in aggregate principal amount of the Outstanding Notes in accordance with the terms of the Indenture. Without the consent of any Holder, the Company and the Trustee may supplement the Indenture for certain purposes, as provided in the Indenture.

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A supplemental indenture that changes or eliminates any covenant or other provision of the Indenture which has expressly been included solely for the benefit of one or more particular series of Securities under the Indenture, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under the Indenture of the Holders of Securities of any other series.

10. Defaults and Remedies.

If any Event of Default with respect to the Notes at any time outstanding occurs and is continuing (other than an Event of Default with respect to certain events of bankruptcy, insolvency or reorganization in respect of the Company as specified in the Indenture), either the Trustee or the Holders of at least 25% in aggregate principal amount of the then Outstanding Notes may declare the principal amount of, and accrued and unpaid interest, if any, on, all of the Notes to be due and payable immediately. If an Event of Default relating to such events of bankruptcy, insolvency or reorganization occurs, such amount shall ipso facto become immediately due and payable. At any time after a declaration or occurrence of acceleration with respect to the Notes has been made, but before a judgment or decree based on such acceleration has been obtained, the Event of Default giving rise to such declaration of acceleration shall, under certain circumstances, be deemed to have been waived, and such declaration and its consequences shall be deemed to have been rescinded and annulled.

Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of a majority in aggregate principal amount of the then Outstanding Notes may direct the Trustee in its exercise of any trust or power with respect to the Notes. However, the Trustee may refuse to follow any direction that conflicts with law or the Indenture or that the Trustee determines is unduly prejudicial to the rights of other Holders (it being understood that the Trustee does not have an affirmative duty to ascertain whether not any such direction unduly prejudices the rights of such Holders) or involves the Trustee in personal liability; provided, however, that the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction. The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal, premium (if any) or interest) if in good faith it determines that withholding notice is in their interests. The Company must furnish an annual compliance certificate to the Trustee.

11. Discharge Prior to Maturity.

The Indenture shall be satisfied and discharged and the Notes canceled upon the payment of all Notes and, as provided in Article Four of the Base Indenture, shall be satisfied and discharged except for certain obligations upon the irrevocable deposit with the Trustee of funds sufficient for such payment.

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12. Trustee Dealings with Company.

The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates or any subsidiary of the Company’s Affiliates, and may otherwise deal with the Company or its Affiliates as if it were not the Trustee.

13. Authentication.

This Note shall not be valid until authenticated by the manual signature of an authorized signer of the Trustee.

14. CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the correctness of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed thereon.

15. [Registration Rights.

The Company is a party to the Registration Rights Agreement, dated as of April 27, 2022, among the Company and Scotia Capital (USA) Inc., SMBC Nikko Securities America, Inc., Barclays Capital Inc., BofA Securities, Inc., MUFG Securities Americas Inc., Wells Fargo Securities, LLC, TD Securities (USA) LLC and Truist Securities, Inc., as Dealer Managers of the Notes (the “Registration Rights Agreement”).

In the event that a Registration Default (as defined in the Registration Rights Agreement) occurs with respect to the Notes, the Company may be required to pay Additional Interest, in addition to the interest otherwise due, to the Holders of such Notes as provided in the Registration Rights Agreement. Any Additional Interest due pursuant to the Registration Rights Agreement will be payable in cash on the regular interest payment dates with respect to the Notes and in the same manner and to the same persons as ordinary interest. All references in the Indenture or the Notes to “interest” shall be deemed to include Additional Interest then owed, if any, unless the context requires otherwise.]*

*	Include in Initial Notes only.

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ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	– as tenants in common	UNIF GIFT MIN ACT – _________
(Cust.)

TEN ENT	– as tenants by entireties	Custodian for: __________________
(Minor)

under Uniform Gifts to

JT TEN	– as joint tenants with right of	Minors Act of ___________
	survivorship and not as tenants in common	(State)

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

Please print or type name and address including postal zip code of assignee the within Note and all rights thereunder, hereby irrevocably constituting and appointing to transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated
Signature of Registered Holder

Signature Guarantee:

Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

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OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Note purchased by the Company pursuant to Section 2.1 of the First Supplemental Indenture, check the box: ☐

If you want to elect to have only part of the Note purchased by the Company pursuant to Section 2.1 of the First Supplemental Indenture, state the amount you elect to have purchased (in the minimum principal amount of $2,000 or integral multiples of $1,000 in excess thereof):

$_________

Date:__________________

Your Signature: _________________________________________________________

                                     (Sign exactly as your name appears on the face of this Note)

Tax Identification No.: ______________________

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

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SCHEDULE OF INCREASES OR DECREASES

IN GLOBAL NOTE*

The following increases or decreases in the principal amount of this Global Note have been made:

Date of Change	Amount of Decrease in Principal Amount of this Global Note	Amount of Increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such Decrease (or Increase)	Signature of Authorized Signatory of Trustee or Depository

*	To be included in a Global Note only.

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Exhibit B

FORM OF CERTIFICATE OF TRANSFER

HF Sinclair Corporation.

2828 N. Harwood, Suite 1300

Dallas, Texas 75201

Computershare Trust Company, N.A.

CTSO Mail Operations

600 South Fourth Street, Seventh Floor

Minneapolis, MN 55415

Re: [•]% Senior Notes due 20[•] (the “Notes”)

Reference is hereby made to the Indenture, dated as of April 27, 2022 (the “Base Indenture”), between HF Sinclair Corporation, the “Company”) and Computershare Trust Company, N.A., as trustee as supplemented by the First Supplemental Indenture (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

___________________, (the “Transferor”) owns and proposes to transfer the Note[s] or interest in such Note[s] specified in Annex A hereto, in the principal amount of $___________ in such Note[s] or interests (the “Transfer”), to ___________________________ (the “Transferee”), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

[CHECK ALL THAT APPLY]

1. ☐ Check if Transferee will take delivery of a beneficial interest in the 144A Global Note or a Restricted Definitive Note pursuant to Rule 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Definitive Note is being transferred to a Person that the Transferor reasonably believes is purchasing the beneficial interest or Definitive Note for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a “qualified institutional buyer” within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A, and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the 144A Global Note and/or the Restricted Definitive Note and in the Indenture and the Securities Act.

2. ☐ Check if Transferee will take delivery of a beneficial interest in the Regulation S Global Note or a Restricted Definitive Note pursuant to Regulation S. The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a Person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act, (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act and (iv) if the proposed transfer is being made prior to the expiration of the Restricted Period, the transfer is not being made to a U.S. Person or for the account or benefit of a U.S. Person (other than an initial purchaser of the Notes). Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on Transfer enumerated in the Private Placement Legend printed on the Regulation S Global Note and/or the Restricted Definitive Note and in the Indenture and the Securities Act.

3. ☐ Check and complete if Transferee will take delivery of a Restricted Definitive Note pursuant to any provision ofthe Securities Act other than Rule 144A or Regulation S. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Notes and Restricted Definitive Notes and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):

(a) ☐ such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

or

(b) ☐ such Transfer is being effected to the Issuers or a subsidiary thereof;

or

(c) ☐ such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act.

4. ☐ Check if Transferee will take delivery of a beneficial interest in an Unrestricted Global Note or of an Unrestricted Definitive Note.

(a) ☐ Check if Transfer is pursuant to Rule 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and in the Indenture.

(b) ☐ Check if Transfer is Pursuant to Regulation S. (i) The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and in the Indenture.

(c) ☐ Check if Transfer is Pursuant to Other Exemption. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes or Restricted Definitive Notes and in the Indenture.

This certificate and the statements contained herein are made for your benefit.

[Insert Name of Transferor]

By:
Name:
Title:

Dated: _______________________

ANNEX A TO CERTIFICATE OF TRANSFER

1.	The Transferor owns and proposes to transfer the following:

[CHECK ONE OF (a) OR (b)]

(a)	☐ a beneficial interest in the:

(i)	☐ 144A Global Note (CUSIP _________), or

(ii)	☐ Regulation S Global Note (CUSIP _________), or

(b)	☐ a Restricted Definitive Note.

2.	After the Transfer the Transferee will hold:

[CHECK ONE]

(a)	☐ a beneficial interest in the:

(i)	☐ 144A Global Note (CUSIP _________), or

(ii)	☐ Regulation S Global Note (CUSIP _________), or

(iii)	☐ Unrestricted Global Note (CUSIP _________); or

(b)	☐ a Restricted Definitive Note; or

(c)	☐ an Unrestricted Definitive Note,

  in accordance with the terms of the Indenture.

Exhibit C

FORM OF CERTIFICATE OF EXCHANGE

HF Sinclair Corporation

2828 N. Harwood, Suite 1300

Dallas, Texas 75201

Computershare Trust Company, N.A.

CTSO Mail Operations

600 South Fourth Street, Seventh Floor

Minneapolis, MN 55415

Re: [•]% Senior Notes due 20[•] (the “Notes”)

(CUSIP [•])

Reference is hereby made to the Indenture, dated as of April 27, 2022 (the “Base Indenture”), between HF Sinclair Corporation, the “Company”) and Computershare Trust Company, N.A., as trustee as supplemented by the First Supplemental Indenture (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

__________________________, (the “Owner”) owns and proposes to exchange the Note[s] or interest in such Note[s] specified herein, in the principal amount of $____________ in such Note[s] or interests (the “Exchange”). In connection with the Exchange, the Owner hereby certifies that:

1. Exchange of Restricted Definitive Notes or Beneficial Interests in a Restricted Global Note for Unrestricted Definitive Notes or Beneficial Interests in an Unrestricted Global Note

(a) ☐ Check if Exchange is from beneficial interest in a Restricted Global Note to beneficial interest in an Unrestricted Global Note. In connection with the Exchange of the Owner’s beneficial interest in a Restricted Global Note for a beneficial interest in an Unrestricted Global Note in an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with the Securities Act of 1933, as amended (the “Securities Act”), (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

(b) ☐ Check if Exchange is from beneficial interest in a Restricted Global Note to Unrestricted Definitive Note. In connection with the Exchange of the Owner’s beneficial interest in a Restricted Global Note for an Unrestricted Definitive Note, the Owner hereby certifies (i) the Definitive Note is being acquired for the Owner’s own account without transfer,

C-1

(ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Definitive Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

(c) ☐ Check if Exchange is from Restricted Definitive Note to beneficial interest in an Unrestricted Global Note. In connection with the Owner’s Exchange of a Restricted Definitive Note for a beneficial interest in an Unrestricted Global Note, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

(d) ☐ Check if Exchange is from Restricted Definitive Note to Unrestricted Definitive Note. In connection with the Owner’s Exchange of a Restricted Definitive Note for an Unrestricted Definitive Note, the Owner hereby certifies (i) the Unrestricted Definitive Note is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Unrestricted Definitive Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

2. Exchange of Restricted Definitive Notes or Beneficial Interests in Restricted Global Notes for Restricted Definitive Notes or Beneficial Interests in Restricted Global Notes

(a) ☐ Check if Exchange is from beneficial interest in a Restricted Global Note to Restricted Definitive Note. In connection with the Exchange of the Owner’s beneficial interest in a Restricted Global Note for a Restricted Definitive Note with an equal principal amount, the Owner hereby certifies that the Restricted Definitive Note is being acquired for the Owner’s own account without transfer. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the Restricted Definitive Note issued will continue to be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Definitive Note and in the Indenture and the Securities Act.

(b) ☐ Check if Exchange is from Restricted Definitive Note to beneficial interest in a Restricted Global Note. In connection with the Exchange of the Owner’s Restricted Definitive Note for a beneficial interest in the [CHECK ONE] ☐ 144A Global Note, ☐ Regulation S Global Note, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner’s own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant

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to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the relevant Restricted Global Note and in the Indenture and the Securities Act.

This certificate and the statements contained herein are made for your benefit.

[Insert Name of Transferor]

By:
Name:
Title:

Dated: ______________________

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